UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MITEK SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MITEK SYSTEMS, INC.

600 B STREET, SUITE 100

SAN DIEGO, CALIFORNIA 92101

NOTICE OF POSTPONEMENT

OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF MITEK SYSTEMS, INC.

Notice is hereby given that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Mitek Systems, Inc. (the “Company”), which was originally scheduled for 9:00 a.m. local time on Wednesday, March 1, 2017, has been postponed and rescheduled for 9:00 a.m. local time on Friday, March 10, 2017. The Annual Meeting, as rescheduled, will be held at the Company’s executive offices at 600 B Street, Suite 100, San Diego, California 92101.

The Company decided to postpone the Annual Meeting in order to give the Company’s stockholders more time to review and consider the letter of James B. DeBello, the Company’s Chairman, Chief Executive Officer & President, to the Company’s stockholders dated February 21, 2017.

The close of business on January 13, 2017 will remain as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting and at any and all adjournments or postponements thereof. In addition, no change has been made to the proposals to come before the Annual Meeting, which were presented in the Proxy Statement that the Company mailed to you and filed with the Securities and Exchange Commission on January 30, 2017. Valid proxies that have already been submitted will continue to be valid for purposes of the rescheduled Annual Meeting on Friday, March 10, 2017 and at any and all adjournments or postponements thereof. The proxy materials, including a proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, are available online at www.proxydocs.com/MITK.

By Order of the Board of Directors

James B. DeBello
Chairman of the Board

San Diego, California

February 21, 2017

STOCKHOLDER VOTING INSTRUCTIONS

With respect to the election of directors, you may either vote “for” any or all of the nominees proposed by the Board or you may “withhold” your vote for any or all of the nominees. For the approval of the 2012 Plan Amendment and Restatement, approval of the Director Plan Amendment, ratification of selection of our independent registered public accounting firm and approval, on an advisory (non-binding) basis, of the compensation paid to our named executive officers, you may vote “for” or “against” or abstain from voting. For approval, on an advisory (non-binding) basis, of the frequency of the advisory stockholder vote on the compensation of our named executive officers, you may vote “every year,” “every two years,” “every three years” or abstain from voting. The procedures for voting are described below, based upon the form of ownership of your shares.

Stockholder of Record: Shares Registered in Your Name

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy using the enclosed proxy card, vote by proxy through the Internet or vote by proxy over the telephone. The procedures for voting by proxy are as follows:

•	To vote by proxy using the proxy card enclosed in the original proxy mailing, complete, sign and date your proxy card and return it promptly in the envelope provided.

•	To vote by proxy through the Internet, go to the website address set forth on your proxy card and follow the instructions provided at the website.

•	To vote by proxy over the telephone, dial the toll-free phone number listed on your proxy card under the heading “Vote by Phone” using a touch-tone phone and follow the recorded instructions.

If you vote by proxy, your vote must be received by 11:59 p.m. Eastern Standard Time on Thursday, March 9, 2017, to be counted. If you are a stockholder of record and attend the Annual Meeting in person, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive and any previous proxy that you submitted, whether by mail, Internet or telephone, will be superseded by the vote that you cast in person at the Annual Meeting. If you have any questions regarding how to submit your proxy or vote your shares at the Annual Meeting, please call our Corporate Secretary at (619) 269-6800.

We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Your Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with the proxy materials from that organization rather than from the Company. To ensure that your vote is counted, simply complete, sign, date and mail the proxy card or, if provided by your agent, follow the instructions for submitting your proxy through the Internet or by telephone. To vote in person at the Annual Meeting, you must obtain a proxy card issued in your name from your broker, bank or other agent in whose name the shares are registered prior to the Annual Meeting. Follow the instructions from your broker, bank or other agent included with these proxy materials or contact your broker, bank or other agent to request a proxy card.

If you have not yet voted, or if you wish to change your vote, you now have an additional opportunity to do so. Only your latest vote will count, and we urge you to vote today.

You may change your vote with respect to any proposal by revoking your proxy at any time prior to the commencement of voting with respect to such proposal at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

•

You may submit another properly completed proxy with a later date by mail, through the Internet or by telephone (your latest Internet or telephone instructions submitted prior to the deadline will be followed);

•

You may send a written notice that you are revoking your proxy to our Corporate Secretary at Mitek Systems, Inc., 600 B Street, Suite 100, San Diego, California 92101, Attn: Corporate Secretary by no later than the close of business on Thursday, March 9, 2017; or

•	You may attend the Annual Meeting and vote in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held of record by a broker, bank or other agent, you must contact such record holder to revoke any prior voting instructions or obtain a proxy card issued in your name from such record holder in order to vote in person at the Annual Meeting. Following the commencement of voting with respect to a proposal, you may not revoke your proxy or otherwise change your vote with respect to such proposal.

Votes will be counted by the inspector of elections appointed for the Annual Meeting.

Mitek

ANNUAL MEETING OF MITEK SYSTEMS, INC.

Date: March 10, 2017
Time: 9:00 AM PST
Place: 600 B Street, Suite 100, San Diego, California 92101

Please make your marks like this: ☒ **Use dark black pencil or pen only**

The Board of Directors Recommends a Vote **FOR** proposals 1, 2, 3, 4 and 5 and **3 YEARS** on proposal 6.

1: To elect the following seven directors to serve until our 2018 annual meeting of stockholders and until their respective successors have been elected and qualified:

	For	Withhold	Directors Recommend ↓
01 James B. DeBello	☐	☐	For
02 William K. "Bill" Aulet	☐	☐	For
03 Vinton P. Cunningham	☐	☐	For
04 Kenneth D. Denman	☐	☐	For
05 James C. Hale	☐	☐	For
06 Bruce E. Hansen	☐	☐	For
07 Alex W. "Pete" Hart	☐	☐	For

	For	Against	Abstain	
2: To approve the amendment and restatement of the Mitek Systems, Inc. 2012 Incentive Plan.	☐	☐	☐	For
3: To approve an amendment to the Mitek Systems, Inc. Director Restricted Stock Unit Plan.	☐	☐	☐	For
4: To ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2017.	☐	☐	☐	For
5: To approve, on an advisory (non-binding) basis, the compensation of our named executive officers as presented in the Proxy Statement accompanying this notice.	☐	☐	☐	For

	1 Year	2 Years	3 Years	Abstain	
6: To approve, on an advisory (non-binding) basis, the frequency of the advisory stockholder vote on the compensation of our named executive officers.	☐	☐	☐	☐	3 Years

Note: In their discretion, the proxy holders are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Authorized Signatures - This section must be completed for your Instructions to be executed.

________________ Please Sign Here   ____________ Please Date Above

________________ Please Sign Here   ____________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Mitek

Annual Meeting of Mitek Systems, Inc. to be held on Friday, March 10, 2017 for Holders as of January 13, 2017

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/MITK
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

Call
866-411-6767
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints James B. DeBello, Russell C. Clark and Jason L. Gray, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Mitek Systems, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before said meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before said meeting or any adjournment thereof and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSALS IN ITEMS 2, 3, 4 AND 5 AND FOR 3 YEARS FOR PROPOSAL 6.

All votes must be received by 11:59 P.M., Eastern Time, March 9, 2017.

PROXY TABULATOR FOR

MITEK SYSTEMS, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Proxy — Mitek Systems, Inc.
Annual Meeting of Stockholders
March 10, 2017, 9:00 a.m. PST
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned appoints James B. DeBello, Russell C. Clark and Jason L. Gray (the “Named Proxies”), and each of them, as proxies for the undersigned, with full power of substitution, to vote all the shares of common stock of Mitek Systems, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 600 B Street, Suite 100, San Diego, California 92101, on Friday, March 10, 2017 at 9:00 a.m. PST and all adjournments thereof.
The purpose of the Annual Meeting is to take action on the following:
1. Proposal 1: To elect the following seven directors to serve until our 2018 annual meeting of stockholders and until their respective successors have been elected and qualified: James B. DeBello, William K. “Bill” Aulet, Vinton P. Cunningham, Kenneth D. Denman, James C. Hale, Bruce E. Hansen and Alex W.“Pete” Hart.
2. Proposal 2: To approve the amendment and restatement of the Mitek Systems, Inc. 2012 Incentive Plan.
3. Proposal 3: To approve an amendment to the Mitek Systems, Inc. Director Restricted Stock Unit Plan.
4. Proposal 4: To ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2017.
5. Proposal 5: To approve, on an advisory (non-binding) basis, the compensation of our named executive officers as presented in the Proxy Statement accompanying this notice.
6. Proposal 6: To approve, on an advisory (non-binding) basis, the frequency of the advisory stockholder vote on the compensation of our named executive officers.
The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” proposals 2, 3, 4 and 5 and “3 YEARS” on proposal 6.
This proxy, when properly executed, will be voted in the manner directed herein. If no direction is given, this proxy will be voted “FOR” all nominees for director and “FOR” each other proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.
You are encouraged to specify your vote by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.
To attend the meeting and vote your shares in person, please mark this box.
Please separate carefully at the perforation and return just this portion in the envelope provided.